Consent and Amendment No. 6
                   Dated as of October 15, 1994
                               to
              RESTATED AND AMENDED CREDIT AGREEMENT
                    Dated as of July 27, 1992


          This Consent and Amendment No. 6 ("Amendment No. 6") dated as of October 15, 1994, is entered into among VSI Corporation, a Delaware corporation ("VSI"), RHI Holdings, Inc., a Delaware corporation ("RHI"), the "Senior Lenders" (as defined in the Credit Agreement referred to below) of VSI a party hereto comprising at least the "Requisite Senior Lenders" of VSI, and the sole Senior Lender of RHI.

          PRELIMINARY STATEMENT. VSI, RHI, certain financial institutions in the capacity of Senior Lenders of VSI, Citicorp North America, Inc., a Delaware corporation ("Citicorp"), as the sole Senior Lender of RHI, Citicorp, The Bank of Nova Scotia, a Canadian chartered bank ("Scotiabank"), and NationsBank of Virginia, N.A., a national banking association ("NationsBank"), as agents for the Senior Lenders of VSI and RHI (Citicorp, Scotiabank and NationsBank being sometimes hereinafter collectively referred to as the "Agents"), and Citicorp, as administrative agent for the Senior Lenders of VSI and RHI (the "Administrative Agent") are parties, among others, to that certain Restated and Amended Credit Agreement dated as of July 27, 1992, as amended (the "Credit Agreement"). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

          VSI has informed the Administrative Agent of the intention of Fairchild Communications Services Company, a Subsidiary of VSI ("VSI"), to acquire selected assets of JWP Telecom Inc., a Delaware corporation ("JWP"), subject to certain liabilities for a purchase price of $14,800,000, up to $11,000,000 of which purchase price is to be paid in cash, and to obtain up to $11,000,000 as a cash capital contribution from RHI to enable it to consummate such acquisition of the JWP assets and, in connection therewith, requested the consent of the Requisite Senior Lenders of VSI to such acquisition and exclusion of the purchase of such assets from Consolidated Capital Expenditures for purposes of compliance with Section 11.14(c) of the Credit Agreement.

          VSI has further informed the Administrative Agent that, as of January 30, 1994, RAM was merged with and into VSI, with VSI being the surviving corporation, and that RAM now operates as part of the Camloc USA division of VSI. Therefore, VSI has requested that separate reporting for RAM as has heretofore been provided pursuant to the requirements of the Credit Agreement no longer be required and that Section 11.08A be deleted from the Credit Agreement in its entirety.

          In response to the requests of VSI set forth above, the parties hereto, hereby agree as follows:


          SECTION 1.  Amendments to the Credit Agreement.

          Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

          1.1 Section 11.14 is amended to add the following third proviso at the end thereof:

          and (iii) in no event shall Consolidated Capital Expenditures of VSI and its Subsidiaries include the amounts expended in Fiscal Year 1995 in connection with the purchase of selected assets of JWP Telecom Inc. by Fairchild Communications Services Company.

          1.2 Section 11.08A of the Credit Agreement is deleted in its entirety.

         SECTION 2. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Requisite Senior Lenders of VSI hereby consent to FCS's acquisition of selected assets of JWP Telecom Inc., subject to certain liabilities as previously disclosed to the Senior Lenders of VSI, the Agents, and the Administrative Agent, for a purchase price of $14,800,000, up to $11,000,000 of which will be paid in cash.

          SECTION 3. Conditions Precedent to Effectiveness. The amendments set forth in SECTION 1 above and the consent set forth in SECTION 2 above shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received (i) on or before October 15, 1994, a facsimile or original executed copy of this Amendment No. 6 executed by VSI and Senior Lenders of VSI constituting at least the Requisite Lenders of VSI and (ii) within ten (10) Business Days after consummation of such acquisition of JWP Telecom Inc. assets, such agreements and documents as the Agent shall request in order to grant and perfect Liens on such assets for the benefit of the Senior Lenders and Issuing Banks of VSI.

          SECTION 4.  Representations and Warranties.  Each of
VSI and RHI hereby represents and warrants as follows:

          4.1 This Amendment No. 6 and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of VSI and are enforceable against VSI and RHI in accordance with their terms.

          4.2          No Event of Default or Potential Event of
Default exists or would result from any of the transactions contemplated by this Amendment No. 6, except Events of Default or Potential Events of Default which would arise but for the consents granted herein.

          4.3 Upon the effectiveness of this Amendment No. 6, VSI hereby reaffirms all covenants, representations and warranties made by such Person in the Credit Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment No. 6 becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 5.  Reference to and Effect on the Credit
Agreement.

          5.1 Upon the effectiveness of this Amendment No. 6, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          5.2 Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          5.3 The execution, delivery and effectiveness of this Amendment No. 6 shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

           SECTION 6. Execution in Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment No. 6 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 6.

          SECTION 7. Governing Law. This Amendment No. 6 shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8.  Headings.  Section headings in this
Amendment No. 6 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 6 for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized as of the date first above written.



VSI CORPORATION
By:  Karen L. Schneckenburger
Title:  Treaurer

CITICORP NORTH AMERICA, INC.
By:  Emily Rosensheck
Title:  Vice President

THE BANK OF NOVA SCOTIA
By:  F.C.H. Ashby
Title:  Senior Manager Loan
Operations

CANADIAN IMPERIAL BANK OF COMMERCE
By:  Mary Kate Miller
Title:  Authorized Signatory

GENERALE BANK
By:  Eddie Mathews
Title:  Senior Vice President

WELLS FARGO BANK, N.A.
By:  Stanley Jeppsen
Title:  Vice President

NATIONSBANK OF VIRGINIA, N.A.
By:Michael Fluedia
Title:  Vice President

THE LONG-TERM CREDIT BANK OF JAPAN,
LIMITED
By:  Brady Sadek
Title:  Vice President and Deputy
General Manager

THE MITSUBISHI BANK, LIMITED
By:
Title:

CAISSE NATIONALE DE CREDIT AGRICOLE
By:  Dean Balice
Title:  Senior Vice President
Branch Manager

UNION BANK
By:  Patrick M. Cassidy
Title:  Vice President

PILGRIM PRIME RATE TRUST
By:  Kathleen Lenarici
Title:  Senior Credit Analyzer

EATON VANCE PRIME RATE RESERVES
By:  Barbara Campbell
Title:  Assistant Treasurer